United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: May 24, 2019

FRANKLIN FINANCIAL SERVICES CORPORATION

(Exact name of registrant as specified in its new charter)

Pennsylvania                                  001-38884                        25-1440803

(State or other jurisdiction             (Commission                      (IRS Employer

of incorporation)                     File Number)                      Indent. No.)

20 South Main Street, Chambersburg, PA                                        17201

          (Address of principal executive office)                                       (Zip Code)

Registrant's telephone number, including area code                     (717) 264-6116

N/A

(Former name or former address, if changes since last report)

Securities registered pursuant to Section 12(b) of the Act:

 Title of classSymbolName of exchange on which registered

Common stock  FRAF    Nasdaq Stock Market, Inc.

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors (the “Audit Committee”) of Franklin Financial Services Corporation (the “Corporation”) conducted a competitive process to select the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2019. Several independent registered public accounting firms were invited to participate in this process, including BDO USA, LLP (“BDO”), which audited the Corporation’s financial statements for the fiscal year ended December 31, 2018.

(a) Dismissal of Independent Registered Public Accounting Firm

On May 24, 2019, the Corporation, after review and recommendation of the Audit Committee, dismissed BDO as the Corporation’s independent registered public accounting firm.

The reports of BDO on the Corporation’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through May 24, 2019, there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2018 and 2017 and through May 24, 2019, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Corporation provided BDO with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that BDO furnish the Corporation with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not BDO agrees with the statements related to it made by the Corporation in this report. A copy of BDO’s letter to the SEC, dated May 28, 2019, is attached as Exhibit 16.1 to this Current Report.

(b) Newly Appointed Independent Registered Public Accounting Firm

On May 24, 2019, the Corporation, after review and recommendation of the Audit Committee, appointed Crowe LLP (“Crowe”) as the Corporation’s new independent registered public accounting firm for and with respect to the year ending December 31, 2019, effective immediately, subject to completion of Crowe’s standard client acceptance procedures and execution of an engagement letter.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through May 24, 2019, neither the Corporation nor anyone on its behalf consulted with Crowe regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written report or oral advice was provided to the Corporation that Crowe concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a disagreement or a reportable event (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

16.1Letter from BDO USA, LLP dated May 28, 2019

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN FINANCIAL SERVICES CORPORATION

By: /s/ Timothy G. Henry

           Timothy G. Henry,

           President and Chief Executive Officer

Dated: May 28, 2019

EXHIBIT INDEX

Exhibit Number Description

16.1  Letter from BDO USA, LLP dated May 28, 2019